HC2 HOLDINGS, INC. Second Quarter 2018 Conference Call © HC2 Holdings, Inc. 2018

Safe Harbor Disclaimers Special Note Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this presentation include, without limitation, our 2018 guidance for the Construction and Marine Services segments and statements regarding our expectations regarding building shareholder value and future cash [flow] and invested assets. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of HC2's subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. © 2 0 1 8 H C 2 H O L D I N G S , I NC. 1

Safe Harbor Disclaimers Non-GAAP Financial Measures In this presentation, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Core Operating Subsidiary Adjusted EBITDA, Total Adjusted EBITDA (excluding the Insurance segment), Adjusted EBITDA for its operating segments, Adjusted Operating Income for the Insurance segment and Pre-Tax Adjusted Operating Income for the Insurance segment. Adjusted EBITDA Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of the Company’s results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments performance because they eliminate the effects of considerable amounts of non-cash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our GAAP financial results and should be read together with HC2’s results reported under GAAP. Management defines Adjusted EBITDA as Net income (loss) as adjusted for depreciation and amortization; amortization of equity method fair value adjustments at acquisition; (gain) loss on sale or disposal of assets; lease termination costs; asset impairment expense; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; gain (loss) on sale of subsidiaries; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; (gain) loss from discontinued operations; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; non-recurring items; and acquisition and disposition costs. A reconciliation of Adjusted EBITDA to Net Income (Loss) is included in the financial tables at the end of this presentation. Management recognizes that using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and do not purport to be alternatives to net income (loss) or other GAAP financial measures or a measure of our operating performance. Total Adjusted EBITDA excludes the results of operations and any consolidating eliminations of our Insurance segment. Adjusted Operating Income Adjusted Operating Income ("Insurance AOI") and Pre-tax Adjusted Operating Income (“Pre-tax Insurance AOI”) for the Insurance segment are non- GAAP financial measures frequently used throughout the insurance industry and are economic measures the Insurance segment uses to evaluate its financial performance. Management believes that Insurance AOI and Pretax Insurance AOI measures provide investors with meaningful information for gaining an understanding of certain results and provide insight into an organization’s operating trends and facilitates comparisons between peer companies. However, Insurance AOI and Pre-tax Insurance AOI have certain limitations, and we may not calculate it the same as other companies in our industry. It should, therefore, be read together with the Company's results calculated in accordance with GAAP. Similarly to Adjusted EBITDA, using Insurance AOI and Pre-tax Insurance AOI as performance measures have inherent limitations as an analytical tool as compared to income (loss) from operations or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Insurance AOI and Pre-tax Insurance AOI should not be considered in isolation and do not purport to be an alternative to income (loss) from operations or other GAAP financial measures as measures of our operating performance. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including OTTI losses recognized in operations; asset impairment; intercompany elimination; non-recurring items; and acquisition costs. Management defines Pre-tax Insurance AOI as Insurance AOI adjusted to exclude the impact of income tax (benefit) expense recognized during the current period. Management believes that Insurance AOI and Pre-tax Insurance AOI provide meaningful financial metrics that help investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions. © 2 0 1 8 H C 2 H O L D I N G S , I NC. 2

Agenda OVERVIEW AND Philip Falcone Chairman, President and CEO FINANCIAL HIGHLIGHTS Philip A. Falcone Chairman, President and CEO Michael J. Sena Chief Financial Officer Q AND A Andrew G. Backman Managing Director © 2 0 1 8 H C 2 H O L D I N G S , I NC. 3

Quarterly Overview

Segment Financial Summary ($m) Q2 2018 Q2 2017 YTD 2018 YTD 2017 Core Operating Subsidiaries Construction $15.5 $11.1 $25.5 $19.7 Marine Services 20.4 3.6 18.0 20.0 Energy 3.0 1.0 3.6 2.2 Telecom 1.3 2.2 2.4 3.8 Total Core Operating $40.2 $17.9 $49.5 $45.7 Adjusted Early Stage and Other Holdings EBITDA Life Sciences ($4.9) ($4.9) ($9.2) ($9.0) Broadcasting (6.2) - (11.3) - Other (1.0) (2.2) (1.2) (3.3) Total Early Stage and Other ($12.1) ($7.1) ($21.6) ($12.3) Non-Operating Corporate ($5.4) ($6.3) ($12.1) ($12.2) Total HC2 (excluding Insurance) $22.7 $4.6 $15.8 $21.3 Pre-Tax Core Financial Services Insurance AOI Insurance $0.5 $4.1 $2.7 $3.6 Note: Reconciliations of Adjusted EBITDA and Pre-Tax Insurance AOI to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Broadcasting segment was formed in Q1 2018; no comparable results for Q1 2017. All data as of June 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 5

Second Quarter 2018 Highlights

Construction	◆ 2Q18 Adjusted EBITDA $15.5m vs. $11.1m for 2Q17; 1H18 Adjusted EBITDA $25.5m vs. $19.7m for 1H17 ◆ $656m backlog, up 11% year-over-year, provides significant visibility ◆ $675m backlog taking into consideration awarded, but not yet signed contracts ◆ Continue to see opportunities in commercial sector totaling approximately $300m ◆ Acquired steel fabrication facility in South Carolina, expanding South East capabilities and offerings ◆ Reaffirm FY18 Guidance: Continue to expect $60m and $65m of FY18 Adjusted EBITDA
Marine Services	◆ 2Q18 Adjusted EBITDA $20.4m vs. $3.6m for 2Q17; 1H18 Adjusted EBITDA $18.0m vs. $20.0m for 1H17 ◆ GMSL – Continued solid backlog at $372m -- Huawei Marine JV - Continued strong backlog of $423m ◆ 2Q18 performance driven by Huawei Marine joint venture, increases in the telecom installation and maintenance and offshore power cable installation and repair businesses ◆ Commenced installation of Project Sail; Cable will link Cameroon to Brazil; Longest cable to be installed by HMN at over 5,700 km; Largest contract between HMN and Global Marine to date ◆ Completed inter-array installation and burial activities for major German offshore windfarm; Utilized newly acquired vessel, Global Symphony, from the Fugro acquisition; First major inter-array installation project since Wikinger project in 2016 ◆ Recently awarded five-year contract from one of the top UK energy suppliers to provide Crew Transport Vessels across three UK Windfarms ◆ Secured two oil and gas projects with a major international energy provider ◆ Reaffirm FY18 Guidance: Continue to expect $45m and $50m of FY18 Adjusted EBITDA
Energy	◆ 2Q18 Adjusted EBITDA $3.0m vs. $1.0m for 2Q17; 1H18 Adjusted EBITDA $3.6m vs. $2.2m for 1H17 ◆ Alternative Fuel Energy Tax Credit ("AFETC") credit renewed in 1Q18 for FY2017; ~$2.6m credit for FY17 received in 2Q18 ◆ Recently secured renewal of seven major contracts with a very large consumer company that were set to expire; New take-or-pay agreement included five-year term ◆ Continue to focus on development and marketing efforts to drive organic sales; Develop preferred fueling agreements with new and existing customers to ramp volumes; Continue to increase flow of Renewable Natural Gas (RNG) through ANG stations
Telecom	◆ 2Q18 Adjusted EBITDA $1.3m vs. $2.2m for 2Q17; 1H18 Adjusted EBITDA $2.4m vs. $3.8m for 1H17 ◆ Continued focus on customer relationship management, smaller global accounts, and improved operational efficiencies

© 2018 HC2 Holdings, Inc.
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Second Quarter 2018 Highlights (con't)

Insurance	◆ 2Q18 Pretax Insurance AOI $0.5 million vs. $4.1 million 2Q17 ◆ 1H18 Pretax Insurance AOI $2.7 million vs. $3.6 million 1H17 ◆ Acquisition of Humana's ~$2.4 billion long-term care insurance business expected to close imminently – Increases CIG insurance investment platform to ~$3.8 billion of cash/invested assets – ~$155 - $175 million pro-forma statutory surplus; ~$185 - $205 million pro-forma total adjusted capital – Opportunity to meaningfully increase investment portfolio yield – Validates and endorses HC2's insurance platform and strategy
Pansend	◆ Completed sale of BeneVir to Janssen Biotech, Inc., one of the Janssen Pharmaceutical Companies of Johnson & Johnson for up to $1.04 billion – Janssen made an upfront cash payment of $140 million at the closing of the transaction of which HC2 received approximately $73 million, excluding approximately $10 million being held in escrow – Janssen will make additional payments of up to $900 million to BeneVir shareholders if achievement of certain predetermined milestones are met ◆ HC2 invested ~$8 million since 2014; $6m equity, ~$2m convertible note ◆ MediBeacon and R2 Dermatology remain in discussions with strategic parties PANSEND
Broadcasting	◆ 2Q18 Adjusted EBITDA ($6.2) million; 1H18 Adjusted EBITDA ($11.3) million ◆ Identified $10 - $12 million cost reductions and efficiencies on an annual basis from integration and cost-cutting initiatives ◆ Operational Stations*: 164 – Full-Power Stations: 13 – Class A Stations: 49 – LPTV Stations: 102 – Silent Licenses & Construction Permits: ~400 ◆ U.S. Markets*: >130 ◆ Total Footprint Covers Approximately 60% of the U.S. Population* ◆ Recently obtained $38 million debt and equity financing; – $35 million one-year secured note; 8.5% rate payable at maturity and secured by certain of HC2 Station Group, Inc. and HC2 LPTV Holdings, Inc.'s assets; – 2.0% of outstanding common stock of HC2 Broadcasting purchased for $3.1 million – Issued warrant to purchase additional 2.0% of common stock of HC2 Broadcasting

* Metrics include pending transactions as of August 7, 2018.

© 2018 HC2 Holdings, Inc.
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2018 Focus and Priorities – Update

- **Optimization of HC2 Capital Structure**
  - Global refinancing of 11% Secured Notes to reduce cost of debt capital remains top priority
  - Continue to reduce cumulative outstanding of preferred equity
  - Explore alternative financing structures at subsidiary level
  - Explore alternative financing structures for broadcasting assets
    - Recently obtained $38 million of debt and equity financing at Broadcasting subsidiary level

- **Monetization / Value Creation Within Diverse HC2 Portfolio**
  - BeneVir acquired by Janssen Biotech(Johnson & Johnson) for up to $1.04 billion
    - HC2 invested a total of $8 million prior to acquisition
  - Continue to evaluate other opportunities within HC2 and Pansend portfolios

- **Continued Focused Expansion of Over-The-Air Broadcast Television Strategy**
  - Expand market reach of nationwide network by integrating acquired assets and building out infrastructure to support future business
  - Valuable alternative distribution channel for content providers
  - Identified significant opportunities to increase efficiencies and ultimately reduce costs
  - Improve and add content across acquired assets through strategic relationships with content providers

- **Re-Affirmed 2018 Guidance for Construction & Marine Services**
  - <u>DBM Global</u>: Currently expect $60 million - $65 million of FY18 Adjusted EBITDA
  - <u>Global Marine</u>: Currently expect $45 million - $50 million of FY18 Adjusted EBITDA

HC2 does not guarantee future results of any kind. Guidance is subject to risks and uncertainties, including, without limitation, those factors outlined in the "Forward Looking Statements" of this presentation and the "Risk Factors" section of the company's annual and quarterly reports filed with the Securities and Exchange Commission (SEC).

© 2018 HC2 Holdings, Inc. 8

Questions and Answers

Appendix:

HC2's Diversified Portfolio

Core Operating Subsidiaries

Construction: DBM GLOBAL (SCHUFF)

- 2Q18 Revenue: $176.9m
- 2Q18 Adj. EBITDA: $15.5m
- YTD18 Adj. EBITDA: $25.5m
- Backlog $656m; ~$675m with contracts awarded, but not yet signed; ~$300m additional opportunities
- Solid long-term pipeline

Marine Services: GMSL

- 2Q18 Revenue: $68.4m
- 2Q18 Adj. EBITDA: $20.4m
- YTD18 Adj. EBITDA: $18.0m
- Backlog $372m
- Solid long term telecom and offshore power maintenance & install opportunities

Energy: ANG

- 2Q18 Revenue: $7.1m
- 2Q18 Adj. EBITDA: $3.0m
- YTD18 Adj. EBITDA: $3.6m
- Delivered 2,915,000 Gasoline Gallon Equivalents (GGEs) in 2Q18 vs. 2,814,000 GGEs in 2Q17
- ~42 stations currently owned or operated or under development vs. two stations at time of HC2's initial investment in 3Q14

Telecommunications: PTGi ICS

- 2Q18 Revenue: $190.5m
- 2Q18 Adj. EBITDA: $1.3m
- YTD18 Adj. EBITDA: $2.4m
- Continued focus on higher margin wholesale traffic mix and improved operating efficiencies

Core Financial Services Subsidiaries

Insurance: CIG

- ~$68.7m of statutory surplus
- ~$85.4m total adjusted capital
- ~$2.1b total GAAP assets
- ~$1.5b cash & invested assets
- Platform for growth through additional M&A including pending acquisition of Humana's ~$2.4b long-term care portfolio
- ~$155 - $175 million pro-forma statutory surplus; ~$185 - $205 million pro-forma total adjusted capital

Early Stage and Other Holdings

Life Sciences: PANSEND

- **MediBeacon:** Completed "Pilot Two" Clinical Study at Washington University St. Louis (1Q17)
- **R2 Dermatology:** Received FDA Approval for second generation R2 Dermal Cooling System (2Q17)
- **BeneVir:** Recently sold to Janssen Biotech (Johnson & Johnson) for up to $1.04 billion (2Q18)
- **Genovel:** Novel, Patented, "Mini Knee" and "Anatomical Knee" replacements
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security , imaging, sensors, optics, fluidics, robotics & mobile healthcare

Broadcasting:

- **HC2 Broadcasting Holdings** Capitalizing on Over-The-Air broadcast opportunities

Other:

- **704Games (Formerly DMR)** released NASCAR® Heat 2 on September 12, 2017

All data as of June 30, 2018 unless otherwise noted

© 2018 HC2 Holdings, Inc.

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Consolidated Financial Summary ($m) Q2 2018 Q2 2017 YTD 2018 YTD 2017 Total Net Revenue $496.8 $378.7 $950.5 $769.2 Total Operating Expenses 502.3 389.8 969.7 779.4 Income Loss From Operations (5.5) (11.2) (19.3) (10.2) Statement of Interest Expense 17.2 12.1 36.5 26.2 Operations 10.8 4.0 5.5 11.7 (Selected Financial Data) Income From Equity Investees Income (loss) Before Taxes 89.2 (22.5) 52.0 (33.0) Net Loss attributable to common $54.7 ($18.7) $19.0 ($33.8) and participating preferred Core Operating Adjusted EBITDA $40.2 $17.9 $49.5 $45.7 Total Adjusted EBITDA (excl. Non-GAAP Measures $22.7 $4.6 $15.8 $21.3 Insurance) Pre-Tax Insurance AOI $0.5 $4.1 $2.7 $3.6 Note: Reconciliations of Adjusted EBITDA and Pre-Tax Insurance AOI to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. All data as of June 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 12

Segment Financial Summary

($m)		Q2 2018	Q1 2018	FY 2017	Q4 2017	Q3 2017	Q2 2017	Q1 2017	FY 2016
Adjusted EBITDA	**Core Operating Subsidiaries**								
	Construction	$15.5	$10.0	$51.6	$15.1	$16.8	$11.1	$8.6	$59.9
	Marine Services	20.4	(2.4)	44.0	15.3	8.8	3.6	16.3	41.2
	Energy	3.0	0.7	2.9	0.4	0.3	1.0	1.2	2.5
	Telecom	1.3	1.1	6.9	1.6	1.5	2.2	1.7	5.6
	Total Core Operating	**$40.2**	**$9.3**	**$105.5**	**$32.4**	**$27.3**	**$17.9**	**$27.8**	**$109.1**
	Early Stage and Other Holdings								
	Life Sciences	($4.9)	($4.4)	($22.4)	($5.2)	($8.2)	($4.9)	($4.1)	($12.0)
	Broadcasting	(6.2)	(5.1)	(0.8)	(0.8)	0.0	0.0	0.0	0.0
	Other	(1.0)	(0.2)	(2.3)	2.1	(1.1)	(2.2)	(1.2)	(11.2)
	Total Early Stage and Other	**($12.1)**	**($9.6)**	**($25.5)**	**($3.9)**	**($9.3)**	**($7.1)**	**($5.2)**	**($23.2)**
	Non-Operating Corporate	($5.4)	($6.7)	($29.2)	($8.7)	($8.3)	($6.3)	($5.9)	($25.7)
	Total HC2 (excluding Insurance)	**$22.7**	**($6.9)**	**$50.8**	**$19.7**	**$9.8**	**$4.6**	**$16.7**	**$60.2**
Pre-Tax Insurance AOI	**Core Financial Services**								
	Insurance	$0.5	$2.2	$24.2	$3.6	$17.0	$4.1	($0.5)	($2.7)

Note: Reconciliations of Adjusted EBITDA and Pre-Tax Insurance AOI to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Pre-Tax Insurance Adjusted Operating Income for Q1 2016 was adjusted to exclude certain intercompany eliminations to better reflect the results of the Insurance segment, and remain consistent with internally reported metrics. Additional details in appendix.

All data as of June 30, 2018 unless otherwise noted

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Construction: DBM Global Inc.

Second Quarter Update

- 2Q18 Net Income: $7.4m versus $4.2m in 2Q17; YTD18 Net Income $10.9m vs. $7.4m for YTD17
- 2Q18 Adjusted EBITDA: $15.5m versus $11.1m in 2Q17; YTD Adjusted EBITDA: $25.5m vs. $19.7m for the comparable 2017 YTD period
- Backlog of $656m at end of 2Q18, an increase of over 11% vs. $590m in year-ago quarter
  - ~$675m taking into consideration awarded, but not yet signed contracts
  - ~$300m incremental opportunities that could be awarded over next several quarters
- Continued ramp of Inglewood Stadium (LA RAMS / Chargers) and Loma Linda Hospital
- Acquired steel fabrication facility in South Carolina, expanding South East capabilities, offerings and overall DBM capacity
- Reaffirm FY18 Guidance: Continue to expect $60 million and $65 million of FY18 Adjusted EBITDA

Strategic Initiatives

- Continue to select profitable, strategic and "core competency" jobs, not all jobs
- Solid long-term pipeline of prospective projects; No shortage of transactions to evaluate
- Commercial / Stadium / Healthcare sectors remain strong, primarily in West region
- Continue to diversify core business to counter cyclicality of commercial construction
- Opportunities to add higher margin, value added services to overall product offering (e.g. BDS VirCon/PDC/Candraft)
- Expanding U.S. bridge & infrastructure construction opportunities



Loma Linda Hospital



Historical Performance
$526.1
$513.8
$502.7
$579.0
$45.8
$52.0
$59.9
$51.6
8.7%
10.1%
11.9%
8.9%
2014PF
2015A
2016A
2017A
Adjusted EBITDA
Revenue



Los Angeles Rams Stadium

All data as of June 30, 2018 unless otherwise noted

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Marine Services: Global Marine Group

Second Quarter Update

- 2Q18 Net Income (Loss): Net Income $10.9m versus Net (Loss) ($3.1)m in 2Q17; YTD18 Net Income $4.6m vs. $8.1m for YTD17
- 2Q18 Adjusted EBITDA: $20.4m versus $3.6m in 2Q17; Very strong 2Q18 performance from Huawei Marine Joint Venture, telecom installation and maintenance and offshore power cable installation and repair businesses
- YTD18 Adjusted EBITDA: $18.0m vs. $20.0m for the comparable 2017 YTD period
- Global Marine backlog of $372m at 2Q18 quarter-end -- Huawei Marine JV - Continued strong backlog of $423m
- Commenced instillation of SAIL project for HMN; 5,700 KM, transoceanic system linking Cameroon to Brazil
- Completed inter-array installation and burial activities for a major German offshore windfarm, utilizing the vessel Global Symphony, recently acquired as a result of the Fugro acquisition
- Secured two oil and gas projects with a major international energy provider
- Reaffirm FY18 Guidance: Continue to expect $45 million and $50 million of FY18 Adjusted EBITDA

Strategic Initiatives

HUAWEI MARINE — 49% ownership

Total HMN*	2017	2016	2015	2014
Revenue	~$246m	~$207m	~$203m	~$88m
Profit	~$37m	~$25m	~$14m	~$2m
Cash, Equivalents, & AFS Securities	~$73m	~$48m	~$27m	~$16m

SBSS — 49% ownership

- Joint Venture established in 1995 with China Telecom
- China's leading provider of submarine cable installation
- Located in Shanghai and possesses a fleet of advanced purpose-built cable ships




Historical Performance
$163.6
$134.9
$161.9
$169.5
$50.0
$42.1
$41.2
$44.0
29.8%
31.2%
25.4%
26.0 %
2014PF
2015A
2016A
2017A
Adjusted EBITDA
Revenue



Note: 2014 PF Adj. EBITDA inclusive of approx. $10m offshore power installation vs. minimal contribution in 2015 & 1H16 as a result of Prysmian agreement which expired in 4Q15

*Currency Exchange: CNY:USD 1:0.129 used for illustrative purposes
All data as of June 30, 2018 unless otherwise noted

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Energy: American Natural Gas (ANG) Second Quarter Update  2Q18 Net Income (Loss): Net Income $0.7m versus Net (Loss) ($0.4)m in 2Q17; YTD18 Net (Loss) of $(0.02)m vs. ($1.1)m for YTD17  2Q18 Adjusted EBITDA: $3.0m versus $1.0m in 2Q17  YTD18 Adjusted EBITDA: $3.6m vs. $2.2m for the comparable 2017 year-to-date period  Alternative Fuel Energy Tax Credit (“AFETC”) credit renewed in 1Q18 for FY2017; ~$2.6 million credit for FY17 received in 2Q18  Delivered 2,915,000 Gasoline Gallon Equivalents (GGEs) in 2Q18 vs. 2,814,000 GGEs in 2Q17  Continued focus on business development and marketing efforts to drive organic sales  Secured renewal of seven major contracts with a very large consumer company that were set to expire with new take-or-pay agreement including a five-year term  ~42 stations currently owned or operated or under development vs. two stations at time of initial investments (3Q14) Historical Performance Adjusted EBITDA Revenue $16.4 $6.8 $6.4 $2.9 $1.8 $2.5 39.6% 17.7% $0.9 12.8% (14.1%) -$0.4 2014A 2015A 2016A 2017A All data as of June 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 16

Telecommunications: PTGi-ICS Second Quarter Update  Steady quarterly results again due to continued focus on customer relationship management, smaller global accounts, and improved operational efficiencies – 2Q18 Net Income: $1.0m versus $2.1m in 2Q17; YTD18 Net Income of $2.1m vs. $3.6m for YTD17 – 2Q18 Adjusted EBITDA: $1.3m versus $2.2m in 2Q17 – YTD18 Adjusted EBITDA: $2.4m vs. $3.8m for the comparable 2017 year-to-date period – Continued focus on customer relationship management, smaller global accounts, and improved operational efficiencies  One of the key objectives: leverage the infrastructure and management expertise within PTGi-ICS – Over 800+ wholesale interconnections globally provides HC2 the opportunity to leverage the existing cost effective infrastructure by bolting on higher margin products and M&A opportunities – A focused strategic initiative has been launched within PTGi-ICS to identify potential M&A opportunities Historical Performance Adjusted EBITDA $735.0 Revenue $701.9 $6.9 $460.4 $5.6 $162.0 $2.0 1.0% 0.8% 0.4% (0.1%) $(1.2) 2014A 2015A 2016A 2017A All data as of June 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 17

Insurance: Continental Insurance Group Second Quarter Update  Continental Insurance Group serves as HC2’s insurance platform and through its wholly owned subsidiary, Continental LTC Inc. (“CLI”), offers a platform for run-off Long Term Care (“LTC”) books of business  “Ring Fenced” Liabilities – No Parent Guarantees – 2Q18 Net Income: $0.6m versus $0.2m in 2Q17 – 2Q18 Pre-Tax Insurance AOI: $0.5m versus $4.1m in 2Q17 – ~$68.7m statutory surplus at end of second quarter – ~$85.4m total adjusted capital at end of second quarter – ~$2.1b in total GAAP assets at June 30, 2018 – ~$1.5b in cash and invested assets at June 30, 2018  Pending acquisition of Humana’s ~$2.4 billion Long-Term Care Insurance Business – Significantly grows the platform and leverages Continental’s insurance operations in Austin, Texas – Post-Acquisition, Continental will have approximately $3.8 billion portfolio of cash and investable assets – Immediately accretive to Continental’s RBC Ratio and Statutory Surplus  ~$155 - $175 million pro-forma statutory surplus  ~$185 - $205 million pro-forma total adjusted capital – Opportunity to meaningfully increase investment portfolio yield – Validates and endorses HC2’s insurance platform and strategy Note: Reconciliation of Pre-Tax Insurance AOI to U.S. GAAP Net Income in appendix. All data as of June 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 18

HC2 Pansend

HC2's Pansend Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir	• Recently completed sale to Janssen Biotech, Inc. (Johnson & Johnson) for up to $1.04 billion (2Q18); $8m total investment • 76% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors • Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion • Benevir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property • BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth) • Granted new patent entitled *"Oncolytic Herpes Simplex Virus and Therapeutic Uses Thereof"*, covering the composition of matter for Stealth-1H, BeneVir's lead oncolytic immunotherapy, as well as other platform assets (2Q17)
R2 dermatology	• 74% equity ownership of dermatology company focused on lightening and brightening skin • Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan • Over $20 billion global market • Received Food and Drug Administration approval for the R2 Dermal Cooling System (4Q16) • Received Food and Drug Administration approval for second generation R2 Dermal Cooling System (2Q17)
GENOVEL	• 80% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee. • "Mini-Knee" for early osteoarthritis of the knee; "Anatomical Knee" – A Novel Total Knee Replacement • Strong patent portfolio
MediBeacon	• 50% equity ownership in company with unique technology and device for monitoring of real-time kidney function • Current standard diagnostic tests measure kidney function are often inaccurate and not real-time • MediBeacon's Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care • $3.5 billion potential market • Successfully completed a key clinical study of its unique, real-time kidney monitoring system on subjects with impaired kidney function at Washington University in St. Louis. (1Q17)
TRIPLE RING technologies	• Profitable technology and product development company • Areas of expertise include medical devices, homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare • Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space • Contract R&D market growing rapidly • Customers include Fortune 500 companies and start-ups

All data as of June 30, 2018 unless otherwise noted

Note: Equity ownership percentages do not reflect fully diluted amounts, except Benevir, which reflects fully diluted ownership at the time of disposition.

© 2018 HC2 Holdings, Inc.

19

Pansend: BeneVir / Janssen Acquisition Summary

BeneVir:

- **BeneVir was a portfolio company of Pansend, our Life Sciences segment**
  - Focused on the development of a patent-protected oncolytic virus, BV-2711, for the treatment of solid cancer tumors
- **Pansend was the owner of all of BeneVir's outstanding preferred stock, through which Pansend held an approximate 80%, or ~76% on a fully diluted basis, controlling interest in BeneVir**
- **On June 11th, 2018, BeneVir completed its sale to Janssen Biotech, Inc. ("Janssen"), one of the Janssen Pharmaceutical Companies of Johnson & Johnson**
- **Janssen made an upfront cash payment of $140 million to BeneVir shareholders at the closing, of which HC2 received approximately $73 million, excluding approximately $10 million being held in escrow**
- **Janssen will make additional payments of up to $900 million to BeneVir shareholders if achievement of certain predetermined milestones are met**
- **HC2 had invested ~$8 million in BeneVir since inception**

© 2018 HC2 Holdings, Inc.

20

HC2 Broadcasting Holdings Inc.

Business Description*

- HC2 Broadcasting Holdings Inc., a subsidiary of HC2 Holdings, has strategically acquired broadcast assets across the United States
- HC2's broadcast vision is to capitalize on the opportunities to bring valuable content to more viewers over-the-air and position the company for a changing media landscape

DTV America | MAKO Communications LLC | Azteca America | 3ABN | OTA Broadcasting



UNITED STATES
WASHINGTON
OREGON
MONTANA
IDAHO
WYOMING
NEVADA
UTAH
COLORADO
ARIZONA
NEW MEXICO
NORTH DAKOTA
SOUTH DAKOTA
NEBRASKA
KANSAS
TEXAS
MINNESOTA
MISSOURI
LOUISIANA
MISSISSIPPI
TENNESSEE
OHIO
NEW YORK
VERMONT
FLORIDA

Broadcast Television Stations: Key Metrics**

- Operational Stations: 164
  - Full-Power Stations: 13
  - Class A Stations: 49
  - LPTV Stations: 102
- Silent Licenses & Construction Permits: ~400
- U.S. Markets: >130
- Total Footprint Covers Approximately 60% of the U.S. Population

Select Management:

- Kurt Hanson – Chief Technology Officer, HC2 Broadcasting Holdings
- Louis Libin – Managing Director, Strategy, HC2 Broadcasting Holdings
- Les Levi – Chief Operating Officer, HC2 Broadcasting Holdings
- Rebecca Hanson – General Counsel, HC2 Broadcasting Holdings
- Manuel Abud – President and CEO, Azteca America

Legend

- 30 MHz or more
- 24 MHz
- 18 MHz
- 12 MHz
- 6 MHz

* Map based on 2010 population data; footprint includes pending FCC assignment applications as of August 7, 2018
** Metrics include pending transactions as of August 7, 2018.

© 2018 HC2 Holdings, Inc.
21

Notable Financial and Other Updates

- **Collateral Coverage Ratio Exceeded 2.00x at Quarter End (2Q18)**
- **$86.4 million in Consolidated Cash (excluding Insurance segment) at Quarter End (2Q18)**
  - $53.7 million Corporate Cash at Quarter End
- **2018 Key Priorities:**
  - Optimize HC2 capital structure
  - Monetization / value creation within diverse HC2 portfolio
  - Continued focus on integration and expansion of over-the-air television broadcast strategy
- **Re-Affirmed 2018 Guidance for Construction & Marine Services**
  - DBM Global: Continue to expect $60 million - $65 million of FY18 Adjusted EBITDA
  - Global Marine: Continue to expect $45 million - $50 million of FY18 Adjusted EBITDA

($m)	Balance Sheet (at June 30, 2018)
Market Cap[1]	$256.4
Preferred Equity	$26.7
Total Corporate Debt	$510.0
Corporate Cash[2]	$53.7
Enterprise Value[3]	$739.4

(1) Market capitalization on a fully diluted basis, excluding preferred equity, using a common stock price per share of $5.74 on August 7, 2018
(2) Cash and cash equivalents
(3) Enterprise Value is calculated by adding market capitalization, total preferred equity and total debt amounts, less Corporate cash

HC2 does not guarantee future results of any kind. Guidance is subject to risks and uncertainties, including, without limitation, those factors outlined in the "Forward Looking Statements" of this presentation and the "Risk Factors" section of the company's annual and quarterly reports filed with the Securities and Exchange Commission (SEC).

All data as of June 30, 2018 unless otherwise noted

© 2018 HC2 Holdings, Inc.

22

Reconciliations

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended June 30, 2018

(in thousands)

Three Months Ended June 30, 2018	Core Operating Subsidiaries				Early Stage & Other			Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination		
Net Income attributable to HC2 Holdings, Inc.									$ 55,366
Less: Net Income attributable to HC2 Holdings Insurance Segment									565
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(2,009)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,397	$ 10,864	$ 679	$ 1,040	$ 74,124	$ (11,816)	$ (552)	$ (24,926)	$ 56,810
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,665	6,429	1,359	87	53	743	21	20	10,377
Depreciation and amortization (included in cost of revenue)	1,686	-	-	-	-	-	-	-	1,686
Amortization of equity method fair value adjustment at acquisition	-	(370)	-	-	-	-	-	-	(370)
Asset impairment expense	-	-	277	-	-	104	-	-	381
(Gain) loss on sale or disposal of assets	13	(25)	(192)	-	-	8	-	-	(196)
Interest expense	458	1,328	426	-	-	1,523	-	13,446	17,181
Loss on early extinguishment or restructuring of debt	-	-	-	-	-	2,537	-	-	2,537
Gain on sale of subsidiary	-	-	-	-	(102,141)	-	-	-	(102,141)
Other (income) expense, net	(66)	(1,981)	66	99	56	93	121	226	(1,386)
Foreign currency (gain) loss (included in cost of revenue)	-	(420)	-	-	-	-	-	-	(420)
Income tax (benefit) expense	3,318	68	13	-	1	14	(272)	2,759	5,901
Noncontrolling interest	601	4,030	324	-	20,679	(700)	(536)	-	24,398
Bonus to be settled in equity	-	-	-	-	-	-	-	175	175
Share-based compensation expense	-	476	2	-	18	349	200	2,660	3,705
Acquisition and disposition costs	456	-	-	49	2,355	928	-	240	4,028
Adjusted EBITDA	**$ 15,528**	**$ 20,399**	**$ 2,954**	**$ 1,275**	**$ (4,855)**	**$ (6,217)**	**$ (1,018)**	**$ (5,400)**	**$ 22,666**
Total Core Operating Subsidiaries	**$ 40,156**								

© 2018 HC2 Holdings, Inc.

24

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended March 31, 2018

(in thousands)

Three Months Ended March 31, 2018	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net (loss) attributable to HC2 Holdings, Inc.									$ (34,996)
Less: Net Income attributable to HC2 Holdings Insurance Segment									1,245
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(1,987)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 3,467	$ (6,253)	$ (698)	$ 1,053	$ (3,936)	$ (12,736)	$ (156)	$ (14,995)	$ (34,254)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:						-			
Depreciation and amortization	1,527	6,828	1,344	86	58	705	21	21	10,590
Depreciation and amortization (included in cost of revenue)	1,593	-	-	-	-	-	-	-	1,593
Amortization of equity method fair value adjustment at acquisition	-	(371)	-	-	-	-	-	-	(371)
(Gain) loss on sale or disposal of assets	415	(2,636)	(31)	-	-	-	-	-	(2,252)
Interest expense	410	1,163	320	-	-	5,706	2	11,724	19,325
Other (income) expense, net	89	948	66	(59)	28	(75)	52	(722)	327
Foreign currency (gain) loss (included in cost of revenue)	-	(102)	-	-	-	-	-	-	(102)
Income tax (benefit) expense	1,832	(66)	-	-	-	-	-	(3,315)	(1,549)
Noncontrolling interest	282	(2,364)	(333)	-	(747)	(610)	(86)	-	(3,858)
Bonus to be settled in equity	-	-	-	-	-	-	-	175	175
Share-based compensation expense	-	410	2	-	74	313	11	278	1,088
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	359	-	-	28	173	1,646	-	178	2,384
Adjusted EBITDA	**$ 9,974**	**$ (2,443)**	**$ 670**	**$ 1,108**	**$ (4,350)**	**$ (5,051)**	**$ (156)**	**$ (6,656)**	**$ (6,904)**
Total Core Operating Subsidiaries	**$ 9,309**								

© 2018 HC2 HOLDINGS, INC.

25

HC2

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Six Months Ended June 30, 2018

(in thousands)

Six Months Ended June 30, 2018

	Core Operating Subsidiaries				Early Stage & Other			Non-	
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	operating Corporate	Total HC2
Net Income attributable to HC2 Holdings, Inc.									$ 20,370
Less: Net Income attributable to HC2 Holdings Insurance Segment									1,810
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(3,996)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 10,864	$ 4,611	$ (19)	$ 2,093	$ 70,188	$ (24,552)	$ (708)	$ (39,921)	$ 22,556
Adjustments to reconcile net income (loss) to Adjusted EBITDA:						-			
Depreciation and amortization	3,192	13,257	2,703	173	111	1,448	42	41	20,967
Depreciation and amortization (included in cost of revenue)	3,279	-	-	-	-	-	-	-	3,279
Amortization of equity method fair value adjustment at acquisition	-	(741)	-	-	-	-	-	-	(741)
Asset impairment expense	-	-	277	-	-	104	-	-	381
(Gain) loss on sale or disposal of assets	428	(2,661)	(223)	-	-	8	-	-	(2,448)
Interest expense	868	2,491	746	-	-	7,229	2	25,170	36,506
Loss on early extinguishment of debt	-	-	-	-	-	2,537	-	-	2,537
Gain on sale of subsidiary	-	-	-	-	(102,141)	-	-	-	(102,141)
Other (income) expense, net	23	(1,033)	132	40	84	18	173	(496)	(1,059)
Foreign currency (gain) loss (included in cost of revenue)	-	(522)	-	-	-	-	-	-	(522)
Income tax (benefit) expense	5,150	2	13	-	1	14	(272)	(556)	4,352
Noncontrolling interest	883	1,666	(9)	-	19,932	(1,310)	(622)	-	20,540
Bonus to be settled in equity	-	-	-	-	-	-	-	350	350
Share-based compensation expense	-	886	4	-	92	662	211	2,938	4,793
Acquisition and disposition costs	815	-	-	77	2,528	2,574	-	418	6,412
Adjusted EBITDA	**$ 25,502**	**$ 17,956**	**$ 3,624**	**$ 2,383**	**$ (9,205)**	**$ (11,268)**	**$ (1,174)**	**$ (12,056)**	**$ 15,762**
Total Core Operating Subsidiaries	**$ 49,465**								

© 2018 HC2 Holdings, Inc.

26

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Six Months Ended June 30, 2017

(in thousands)

Six Months Ended June 30, 2017	Core Operating Subsidiaries				Early Stage & Other			Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination		
Net (loss) attributable to HC2 Holdings, Inc.									$ (32,407)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment									(597)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,382	$ 8,099	$ (1,062)	$ 3,562	$ (7,516)	$ -	$ (9,187)	$ (33,088)	$ (31,810)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	2,880	10,340	2,629	191	79	-	661	33	16,813
Depreciation and amortization (included in cost of revenue)	2,542	-	-	-	-	-	-	-	2,542
Amortization of equity method fair value adjustment at acquisition	-	(650)	-	-	-	-	-	-	(650)
Asset impairment expense	-	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	(393)	(3,500)	14	-	-	-	-	-	(3,879)
Lease termination costs	-	249	-	-	-	-	-	-	249
Interest expense	381	2,342	290	23	-	-	2,407	20,745	26,188
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	319	319
Other (income) expense, net	7	1,555	1,375	65	(15)	-	2,918	258	6,163
Foreign currency (gain) loss (included in cost of revenue)	-	107	-	-	-	-	-	-	107
Income tax (benefit) expense	5,311	376	12	-	(0)	-	0	(4,366)	1,333
Noncontrolling interest	632	338	(1,239)	-	(1,702)	-	(1,977)	-	(3,948)
Bonus to be settled in equity	-	-	-	-	-	-	-	585	585
Share-based compensation expense	-	739	182	-	168	-	47	1,489	2,625
Acquisition and disposition costs	946	-	-	-	-	-	-	1,861	2,807
Adjusted EBITDA	**$ 19,688**	**$ 19,995**	**$ 2,201**	**$ 3,841**	**$ (8,986)**	**$ -**	**$ (3,321)**	**$ (12,164)**	**$ 21,254**
Total Core Operating Subsidiaries	**$ 45,725**								

© 2018 HC2 Holdings, Inc.

27

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Full Year Ended December 31, 2017

(in thousands)

Year Ended December 31, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (46,911)
Less: Net Income attributable to HC2 Holdings Insurance segment									7,066
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 23,624	$ 15,173	$ (516)	$ 6,163	$ (18,098)	$ (4,941)	$ (13,064)	$ (62,318)	$ (53,977)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	5,583	22,898	5,071	371	186	302	1,206	71	35,688
Depreciation and amortization (included in cost of revenue)	5,254	-	-	-	-	-	-	-	5,254
Amortization of equity method fair value adjustment at acquisition	-	(1,594)	-	-	-	-	-	-	(1,594)
Asset impairment expense	-	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	292	(3,500)	247	181	-	-	-	-	(2,780)
Lease termination costs	-	249	-	17	-	-	-	-	266
Interest expense	976	4,392	1,181	41	-	1,963	2,410	44,135	55,098
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(11,411)	(11,411)
Other (income) expense, net	(41)	2,683	1,488	149	(17)	41	6,500	(92)	10,711
Foreign currency (gain) loss (included in cost of revenue)	-	(79)	-	-	-	-	-	-	(79)
Income tax (benefit) expense	10,679	203	(4,243)	7	(820)	(1,811)	682	(10,185)	(5,488)
Noncontrolling interest	1,941	260	(681)	-	(3,936)	755	(1,919)	-	(3,580)
Bonus to be settled in equity	-	-	-	-	-	-	-	4,130	4,130
Share-based compensation expense	-	1,527	364	-	319	194	85	2,754	5,243
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	3,280	1,815	-	-	-	2,648	-	3,764	11,507
Adjusted EBITDA	**$ 51,588**	**$ 44,027**	**$ 2,911**	**$ 6,929**	**$ (22,366)**	**$ (849)**	**$ (2,290)**	**$ (29,152)**	**$ 50,798**
Total Core Operating Subsidiaries	**$ 105,455**								

© 2018 HC2 Holdings, Inc.

28

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended December 31, 2017

(in thousands)

Three Months Ended December 31, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (8,537)
Less: Net Income attributable to HC2 Holdings Insurance segment									3,383
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 9,160	$ 6,230	$ 1,485	$ 1,253	$ (3,822)	$ (4,941)	$ (3,277)	$ (18,008)	$ (11,920)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,389	6,337	1,195	86	57	302	273	21	9,660
Depreciation and amortization (included in cost of revenue)	1,419	-	-	-	-	-	-	-	1,419
Amortization of equity method fair value adjustment at acquisition	-	(371)	-	-	-	-	-	-	(371)
Asset impairment expense	-	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	199	-	208	181	-	-	-	-	588
Lease termination costs	-	-	-	2	-	-	-	-	2
Interest expense	357	1,029	629	4	-	1,963	2	11,704	15,688
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(5,410)	(5,410)
Other (income) expense, net	117	240	(164)	72	8	41	3,700	368	4,382
Foreign currency (gain) loss (included in cost of revenue)	-	52	-	-	-	-	-	-	52
Income tax (benefit) expense	887	(36)	(4,255)	7	(820)	(1,811)	682	(1,073)	(6,419)
Noncontrolling interest	751	(121)	1,321	-	(728)	755	747	-	2,725
Bonus to be settled in equity	-	-	-	-	-	-	-	2,780	2,780
Share-based compensation expense	-	394	3	-	80	194	19	547	1,237
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	833	1,515	-	-	-	2,648	-	339	5,335
Adjusted EBITDA	**$ 15,112**	**$ 15,269**	**$ 422**	**$ 1,605**	**$ (5,225)**	**$ (849)**	**$ 2,146**	**$ (8,732)**	**$ 19,748**
Total Core Operating Subsidiaries	**$ 32,408**								

© 2018 HC2 Holdings, Inc.

29

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended September 30, 2017

(in thousands)

Three Months Ended September 30, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (5,967)
Less: Net Income attributable to HC2 Holdings Insurance segment									4,280
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,082	$ 844	$ (939)	$ 1,348	$ (6,760)	$ -	$ (600)	$ (11,222)	$ (10,247)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,314	6,221	1,247	94	50	-	272	17	9,215
Depreciation and amortization (included in cost of revenue)	1,293	-	-	-	-	-	-	-	1,293
Amortization of equity method fair value adjustment at acquisition	-	(573)	-	-	-	-	-	-	(573)
Asset impairment expense	-	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	486	-	25	-	-	-	-	-	511
Lease termination costs	-	-	-	15	-	-	-	-	15
Interest expense	238	1,021	262	14	-	-	1	11,686	13,222
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(6,320)	(6,320)
Other (income) expense, net	(165)	888	277	12	(10)	-	(118)	(718)	166
Foreign currency (gain) loss (included in cost of revenue)	-	(238)	-	-	-	-	-	-	(238)
Income tax (benefit) expense	4,481	(137)	-	-	-	-	-	(4,746)	(402)
Noncontrolling interest	558	43	(763)	-	(1,506)	-	(689)	-	(2,357)
Bonus to be settled in equity	-	-	-	-	-	-	-	765	765
Share-based compensation expense	-	394	179	-	71	-	19	718	1,381
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	1,501	300	-	-	-	-	-	1,564	3,365
Adjusted EBITDA	**$ 16,788**	**$ 8,763**	**$ 288**	**$ 1,483**	**$ (8,155)**	**$ -**	**$ (1,115)**	**$ (8,256)**	**$ 9,796**
Total Core Operating Subsidiaries	**$ 27,322**								

© 2018 HC2 Holdings, Inc.

30

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended June 30, 2017

(in thousands)

Three Months Ended June 30, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (17,911)
Less: Net Income attributable to HC2 Holdings Insurance segment									164
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 4,179	$ (3,053)	$ (365)	$ 2,060	$ (4,106)	$ -	$ (3,757)	$ (13,033)	$ (18,075)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,240	5,255	1,381	94	41	-	331	16	8,358
Depreciation and amortization (included in cost of revenue)	1,302	-	-	-	-	-	-	-	1,302
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	-	(325)
Asset impairment expense	-	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	(145)	-	18	-	-	-	-	-	(127)
Lease termination costs	-	55	-	-	-	-	-	-	55
Interest expense	174	1,040	154	14	-	-	16	10,675	12,073
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	88	88
Other (income) expense, net	28	490	255	(9)	(11)	-	803	214	1,770
Foreign currency (gain) loss (included in cost of revenue)	-	83	-	-	-	-	-	-	83
Income tax (benefit) expense	3,232	(134)	(1)	-	-	-	-	(6,543)	(3,446)
Noncontrolling interest	369	(156)	(492)	-	(911)	-	(1,372)	-	(2,562)
Bonus to be settled in equity	-	-	-	-	-	-	-	585	585
Share-based compensation expense	-	394	91	-	76	-	18	527	1,106
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	701	-	-	-	-	-	-	1,168	1,869
Adjusted EBITDA	**$ 11,080**	**$ 3,649**	**$ 1,041**	**$ 2,159**	**$ (4,911)**	**$ -**	**$ (2,151)**	**$ (6,303)**	**$ 4,564**
Total Core Operating Subsidiaries	**$ 17,929**								

© 2018 HC2 Holdings, Inc.

31

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended March 31, 2017

(in thousands)

Three Months Ended March 31, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (14,496)
Less: Net loss attributable to HC2 Holdings Insurance segment									(761)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 3,203	$ 11,152	$ (697)	$ 1,502	$ (3,410)	$ -	$ (5,430)	$ (20,055)	$ (13,735)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,640	5,085	1,248	97	38	-	330	16	8,454
Depreciation and amortization (included in cost of revenue)	1,240	-	-	-	-	-	-	-	1,240
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	-	(325)
Asset impairment expense	-	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	(248)	(3,500)	(4)	-	-	-	-	-	(3,752)
Lease termination costs	-	194	-	-	-	-	-	-	194
Interest expense	207	1,302	136	9	-	-	2,391	10,070	14,115
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	231	231
Other (income) expense, net	(21)	1,065	1,120	74	(4)	-	2,115	44	4,393
Foreign currency (gain) loss (included in cost of revenue)	-	24	-	-	-	-	-	-	24
Income tax (benefit) expense	2,079	510	13	-	-	-	-	2,177	4,779
Noncontrolling interest	263	494	(747)	-	(791)	-	(605)	-	(1,386)
Bonus to be settled in equity	-	-	-	-	-	-	-	-	-
Share-based compensation expense	-	345	91	-	92	-	29	962	1,519
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	245	-	-	-	-	-	-	693	938
Adjusted EBITDA	**$ 8,608**	**$ 16,346**	**$ 1,160**	**$ 1,682**	**$ (4,075)**	**$ -**	**$ (1,170)**	**$ (5,862)**	**$ 16,689**
Total Core Operating Subsidiaries	**$ 27,796**								

© 2018 HC2 Holdings, Inc.
32

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Full Year Ended December 31, 2016

(in thousands)

Year Ended December 31, 2016								
	Core Operating Subsidiaries				Early Stage & Other		Non-	
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination	operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.								$ (94,549)
Less: Net loss attributable to HC2 Holdings Insurance segment								(14,028)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 28,002	$ 17,447	$ 7	$ 1,435	$ (7,646)	$ (24,800)	$ (94,966)	$ (80,521)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,892	22,007	2,248	504	124	1,480	9	28,264
Depreciation and amortization (included in cost of revenue)	4,370	-	-	-	-	-	-	4,370
Amortization of equity method fair value adjustment at acquisition	-	(1,371)	-	-	-	-	-	(1,371)
(Gain) loss on sale or disposal of assets	1,663	(9)	-	708	-	-	-	2,362
Lease termination costs	-	-	-	179	-	-	-	179
Interest expense	1,239	4,774	211	-	-	1,164	35,987	43,375
Net loss (gain) on contingent consideration	-	(2,482)	-	-	-	-	11,411	8,929
Other (income) expense, net	(163)	(2,424)	(8)	(87)	(3,213)	9,987	(1,277)	2,815
Foreign currency (gain) loss (included in cost of revenue)	-	(1,106)	-	-	-	-	-	(1,106)
Income tax (benefit) expense	18,727	1,394	(535)	2,803	1,558	3,250	11,245	38,442
Noncontrolling interest	1,834	974	(4)	-	(3,111)	(2,575)	-	(2,882)
Bonus to be settled in equity	-	-	-	-	-	-	2,503	2,503
Share-based compensation expense	-	1,682	597	-	251	273	5,545	8,348
Non-recurring items	-	-	-	-	-	-	1,513	1,513
Acquisition Costs	2,296	290	27	18	-	-	2,312	4,943
Adjusted EBITDA	**$ 59,860**	**$ 41,176**	**$ 2,543**	**$ 5,560**	**$ (12,037)**	**$ (11,221)**	**$ (25,718)**	**$ 60,163**
Total Core Operating Subsidiaries	**$ 109,139**							

© 2018 HC2 Holdings, Inc.

33

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended December 31, 2016

(in thousands)

Three Months Ended December 31, 2016	Core Operating Subsidiaries				Early Stage & Other			
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.								$ (61,464)
Less: Net loss attributable to HC2 Holdings Insurance segment								(2,050)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,292	$ 8,667	$ (61)	$ (2,572)	$ (4,655)	$ (3,536)	$ (64,549)	$ (59,414)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	629	5,214	769	115	37	430	5	7,199
Depreciation and amortization (included in cost of revenue)	1,322	-	-	-	-	-	-	1,322
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	(325)
(Gain) loss on sale or disposal of assets	2,626	1	-	708	-	-	-	3,335
Lease termination costs	-	-	-	-	-	-	-	-
Interest expense	322	1,091	69	-	-	1,163	9,116	11,761
Net loss (gain) on contingent consideration	-	(2,482)	-	-	-	-	11,411	8,929
Other (income) expense, net	(75)	(1,234)	391	487	10	99	(966)	(1,288)
Foreign currency (gain) loss (included in cost of revenue)	-	864	-	-	-	-	-	864
Income tax (benefit) expense	6,086	2,150	(535)	2,803	1,558	3,250	32,726	48,038
Noncontrolling interest	594	464	(253)	-	(809)	(513)	-	(517)
Bonus to be settled in equity	-	-	-	-	-	-	2,503	2,503
Share-based compensation expense	-	375	490	-	67	35	712	1,679
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition Costs	1,868	24	-	-	-	-	490	2,382
Adjusted EBITDA	**$ 20,664**	**$ 14,809**	**$ 870**	**$ 1,541**	**$ (3,792)**	**$ 928**	**$ (8,552)**	**$ 26,468**
Total Core Operating Subsidiaries	**$ 37,884**							

© 2018 HC2 Holdings, Inc.

34

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended September 30, 2016

(in thousands)

Three Months Ended September 30, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-	
		Marine			Life	Other &	operating	Total HC2
	Construction	Services	Energy	Telecom	Sciences	Eliminations	Corporate	
Net loss attributable to HC2 Holdings, Inc.								$ (4,558)
Less: Net loss attributable to HC2 Holdings Insurance segment								(2,189)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 6,962	$ 8,696	$ 27	$ 1,796	$ (2,285)	$ (8,160)	$ (9,404)	$ (2,368)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	431	5,554	582	144	32	380	4	7,127
Depreciation and amortization (included in cost of revenue)	1,321	-	-	-	-	-	-	1,321
Amortization of equity method fair value adjustment at acquisition	-	(329)	-	-	-	-	-	(329)
(Gain) loss on sale or disposal of assets	(23)	-	-	-	-	-	-	(23)
Lease termination costs	-	-	-	(159)	-	-	-	(159)
Interest expense	304	1,328	119	-	-	-	8,969	10,720
Net gain on contingent consideration	-	(1,381)	-	-	-	-	-	(1,381)
Other (income) expense, net	(12)	(632)	(24)	422	(2)	3,892	835	4,479
Foreign currency (gain) loss (included in cost of revenue)	-	(283)	-	-	-	-	-	(283)
Income tax (benefit) expense	4,672	96	-	-	-	-	(7,851)	(3,083)
Noncontrolling interest	411	465	27	-	(770)	(974)	-	(841)
Share-based compensation expense	-	546	3	-	128	37	1,088	1,802
Non-recurring items	-	-	-	-	-	-	173	173
Acquisition costs	429	-	-	-	-	-	648	1,077
Adjusted EBITDA	**$ 14,495**	**$ 14,060**	**$ 734**	**$ 2,203**	**$ (2,897)**	**$ (4,825)**	**$ (5,538)**	**$ 18,232**
Total Core Operating Subsidiaries	**$ 31,492**							

© 2018 HC2 Holdings, Inc.

35

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended June 30, 2016

(in thousands)

Three Months Ended June 30, 2016	Core Operating Subsidiaries				Early Stage & Other			
	Construction	Marine Services	Energy	Telecom	Life Sciences	Other and Eliminations	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.								$ 1,935
Less: Net loss attributable to HC2 Holdings Insurance segment								(2,293)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 9,364	$ 6,002	$ 68	$ 1,009	$ (2,004)	$ (2,608)	$ (7,603)	$ 4,228
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	303	6,084	468	140	36	336	-	7,367
Depreciation and amortization (included in cost of revenue)	(206)	-	-	-	-	-	-	(206)
Amortization of equity method fair value adjustment at acquisition	-	(359)	-	-	-	-	-	(359)
(Gain) loss on sale or disposal of assets	(1,845)	7	-	-	-	1	-	(1,837)
Lease termination costs	-	-	-	338	-	-	-	338
Interest expense	303	1,285	14	-	-	1	8,966	10,569
Gain on Contingent Consideration	-	(192)	-	-	-	-	-	(192)
Other (income) expense, net	(32)	403	(344)	29	-	(10)	465	511
Foreign currency (gain) loss (included in cost of revenue)	-	(1,540)	-	-	-	-	-	(1,540)
Income tax (benefit) expense	4,524	(212)	-	-	-	1	(9,404)	(5,091)
Noncontrolling interest	768	200	244	-	(812)	(1,044)	-	(644)
Share-based compensation expense	-	152	90	-	34	40	1,359	1,675
Acquisition and nonrecurring items	-	-	-	18	-	-	313	331
Adjusted EBITDA	**$ 13,179**	**$ 11,830**	**$ 540**	**$ 1,534**	**$ (2,746)**	**$ (3,283)**	**$ (5,904)**	**$ 15,150**
Total Core Operating Subsidiaries	**$ 27,083**							

© 2018 HC2 Holdings, Inc.
36

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended March 31, 2016

(in thousands)

Three Months Ended March 31, 2016								
	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	Total HC2
	Construction	Marine Services	Energy	Telecom	Life Sciences	Other and Eliminations		
Net loss attributable to HC2 Holdings, Inc.								$ (30,462)
Less: Net loss attributable to HC2 Holdings Insurance segment								(7,496)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 4,384	$ (5,918)	$ (27)	$ 1,202	$ 1,298	$ (10,494)	$ (13,409)	$ (22,966)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	529	5,155	429	106	19	336	-	6,574
Depreciation and amortization (included in cost of revenue)	1,933	-	-	-	-	-	-	1,933
Amortization of equity method fair value adjustment at acquisition	-	(358)	-	-	-	-	-	(358)
(Gain) loss on sale or disposal of assets	904	(17)	-	-	-	-	-	887
Lease termination costs	-	-	-	-	-	-	-	-
Interest expense	310	1,070	9	-	-	-	8,937	10,326
Other (income) expense, net	(44)	612	(31)	(1,025)	(3,221)	6,005	(1,611)	686
Foreign currency (gain) loss (included in cost of revenue)	-	(147)	-	-	-	-	-	(147)
Income tax (benefit) expense	3,445	(640)	-	-	-	(1)	(4,226)	(1,422)
Noncontrolling interest	61	(155)	(22)	-	(720)	(44)	-	(880)
Share-based compensation expense	-	609	14	-	22	160	2,386	3,191
Acquisition and nonrecurring items	-	266	27	-	-	1	2,201	2,495
Adjusted EBITDA	**$ 11,522**	**$ 477**	**$ 399**	**$ 283**	**$ (2,602)**	**$ (4,038)**	**$ (5,722)**	**$ 319**
Total Core Operating Subsidiaries	**$ 12,681**							

© 2018 HC2 Holdings, Inc.

37

Reconciliation of U.S. GAAP Net Income (Loss) to Insurance Adjusted Operating Income (in thousands) Adjusted Operating Income - Insurance ("Insurance AOI") YTD 2018 Q2 2018 Q1 2018 FY 2017 Q4 2017 Q3 2017 Q2 2017 Q1 2017 FY 2016 Q4 2016 Net Income (loss) - Insurance segment $ 1,810 $ 565 $ 1,245 $ 7,066 $ 3,381 $ 4,282 $ 164 $ (761) $ (14,028) $ (2,050) Net realized and unrealized gains on inv estments (6,939) (4,429) (2,510) (4,983) (2,129) (978) (1,095) (781) (5,019) (7,696) Asset impairment - - - 3,364 - - 2,842 522 2,400 2,400 Acquisition costs 1,062 759 303 2,535 1,377 422 736 - 714 445 Insurance AOI $ (4,067) $ (3,105) $ (962) $ 7,982 $ 2,629 $ 3,726 $ 2,647 $ (1,020) $ (15,933) $ (6,901) Addback: Tax expense (benefit) 6,741 3,560 3,181 16,228 992 13,263 1,461 512 13,196 7,248 Pre-tax Insurance AOI $ 2,674 $ 455 $ 2,219 $ 24,210 $ 3,621 $ 16,989 $ 4,108 $ (508) $ (2,737) $ 347 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 38

HC2 HOLDINGS, INC. A n d r e w G . B a c k m a n • i r @ h c 2 . c o m • 2 1 2 . 2 3 5 . 2 6 9 1 • 4 5 0 P a r k A v e n u e , 3 0 th F l o o r , N e w Y o r k , © HC2 Holdings, Inc. 2018 N Y 1 0 0 2 2 August 2018